UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2006

United PanAm Financial Corp.

(Exact name of registrant as specified in its charter)

California	94-3211687
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-24051

3990 Westerly Place, Suite 200

Newport Beach, California 92660

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 224-1917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 12, 2006, United PanAm Financial Corp., a California corporation (the “Company”), issued a press release announcing that Garland W. Koch, Executive Vice President and Chief Financial Officer, will retire from the Company effective July 1, 2006, and that Arash A. Khazei will become Senior Vice President and Chief Financial Officer upon Mr. Koch’s retirement.

Mr. Khazei, age 38, has over 14 years of senior management and project experience in finance, controllership, and assurance and is a certified public accountant. Mr. Khazei has served as the Company’s Vice President and Corporate Controller since May 2005. Prior to joining the Company, Mr. Khazei served as Senior Consultant with RHI International, a professional staffing and consulting company, from December 2002 to April 2005, and as Managing Consultant with RTM Norden, Inc., an information consulting company, from October 1999 to December 2002.

Item 9.01	Exhibits.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated May 12, 2006 announcing retirement of Chief Financial Officer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United PanAm Financial Corp.
(Registrant)

Dated: May 12, 2006	By:	/s/ Garland Koch
	Name:	Garland Koch
	Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated May 12, 2006 announcing retirement of Chief Financial Officer

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